                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                NOVEMBER 14, 2001
--------------------------------------------------------------------------------
                           Date of Filing of Form 8-K


                                NOVEMBER 14, 2001
--------------------------------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           KELLSTROM INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                     0-23764               13-3753725
----------------------------    -----------------------    -------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)

                               3701 FLAMINGO ROAD
                             MIRAMAR, FLORIDA 33027
                    (Address of Principal Executive Offices)

                                 (954) 538-2000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed since Last Report)

ITEM 5.  OTHER EVENTS.

         Kellstrom Industries, Inc. (the "Company") reports that it has not completed the compilation of the financial information necessary to prepare its quarterly report on Form 10-Q for the quarter ended September 30, 2001 and is unable to determine when the Company will be in a position to file the quarterly report for such period. Due to uncertainties relating to the impact of the terrorist attacks against the United States on September 11, 2001, which exacerbated the weak market conditions existing in the commercial aviation market and specifically in the commercial aviation aftermarket parts industry, the Company believes that it is likely that (1) the carrying value of its inventory and goodwill has been significantly impaired and it will be necessary to write down the carrying value of such inventory and goodwill and (2) it will be necessary to write-down the carrying value of the note receivable from KAV Inventory LLC. At this time, the Company is unable to quantify the amount of the write-downs of its inventory, goodwill and the KAV note receivable, but believes that such write-downs will materially reduce the Company's assets and result in a net loss as compared to the comparable quarter in fiscal year 2000.

            As previously reported in a press release dated October 17, 2001, the Company did not make the October 15, 2001 interest payment due on its outstanding 5-3/4% Convertible Subordinated Notes due October 15, 2002. In addition, the forbearance agreements with the Company's senior lenders and their agent, Bank of America N.A. (the "Senior Lenders"), and its mezzanine lender, Key Principal Partners, have expired. Due to the defaults, the Company's lenders have the right to accelerate the principal and interest due on the Company's outstanding loans and notes. As discussed in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, if the Company's lenders accelerate their loans and notes, the Company would not have the liquidity to pay the full amount of principal and interest.

            The Company's Senior Lenders are continuing to fund the Company's operations on an interim basis and the Company is working on more permanent financing arrangements. If the Company is unable to secure permanent financing, the Company would be forced to adopt an alternative strategy that may include actions such as restructuring its indebtedness, seeking additional capital, selling assets or seeking protection under the bankruptcy laws.

            Statements in this report may be forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the amount of the write-downs of the Company's inventory, goodwill and KAV note receivable, the Company's ability to secure permanent financing arrangements and the Company's adoption of alternate strategies. These forward-looking statements are based on many assumptions and factors, and are subject to many conditions, including the ability to: pay the amounts due under the Company's credit facilities and notes if such loans are accelerated since it does not currently have the liquidity to pay the full amount of such loans; successfully refinance, restructure and/or extend the maturity of the Company's existing credit facilities; cure the events of default under its indentures and credit facilities; continue to operate in the ordinary course and manage its relationships with its creditors, lenders, note holders, vendors and suppliers, employees and customers given the Company's financial condition; access alternative sources of financing if it is unable to refinance, restructure and/or renegotiate its credit facilities; limit the amount of time the Company's management and officers devote to restructuring and exploring strategic alternatives, in order to also allow them to run the business and implement its business strategy and retain a number of its key senior managers and other employees to implement the Company's business and financial strategy; establish competitive pricing for its products; sell and market its products particularly in light of the reduced demand for the Company's products due to the downturn in the airframe and engine parts after-market, the impact of the September 11, 2001 terrorist acts, and the current difficulties facing the commercial aviation industry and the general economy. In addition to the above factors, factors arising (directly or indirectly) from the September 11, 2001 terrorist attacks which could affect the Company's business may include: (i) the impact of these terrorist attacks and the impact of declines in air travel as a result of these terrorist attacks on the financial condition of one or more of our airline customers, (ii) possible increases in jet fuel prices as a result of events relating to these terrorist attacks, (iii) potential reductions in the need for aircraft parts due to declines in airline travel and (iv) the adverse effect of these terrorist attacks, or future events arising as a result of these terrorist attacks, on the economy in general. Except for the historical information contained in this report, all forward-looking statements are estimates by the Company's management and are subject to various risks and uncertainties that may be beyond the Company's control and may cause results to differ from management's current expectations. Certain of these risks are described above and in the Company's filings with the Securities and Exchange Commission (SEC), including the Company's annual and quarterly reports. Copies of the Company's SEC filings are available from the SEC or may be obtained upon request from the Company. The Company does not undertake any obligation to update the information contained herein, which speaks only as of this date.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  None

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             KELLSTROM INDUSTRIES, INC.


                                             /s/ Zivi R. Nedivi
                                             -------------------------------
                                             Name:  Zivi R. Nedivi
                                             Title: President


Date: November 14, 2001